Exhibit 4.16

CONSENT AND FIRST AMENDMENT

TO REVOLVING CREDIT, TERM LOAN AND

GUARANTY AGREEMENT

CONSENT AND FIRST AMENDMENT, dated as of August 4, 2006 (the “Consent and Amendment”), to the REVOLVING CREDIT, TERM LOAN AND GUARANTY AGREEMENT, dated as of February 1, 2006, among UNITED AIR LINES, INC., a Delaware corporation (the “Borrower”), UAL CORPORATION, a Delaware corporation and the parent company of the Borrower (the “Parent”), and the direct and indirect domestic subsidiaries of the Parent, other than the Immaterial Subsidiaries, signatory thereto (the “Subsidiaries” and together with the Parent, each a “Guarantor” and collectively the “Guarantors”), JPMORGAN CHASE BANK, N.A., a national banking corporation (“JPMCB”), CITICORP USA, INC., a Delaware corporation (“CITI”), each of the other financial institutions from time to time party hereto (together with JPMCB and CITI, the “Lenders”), JPMCB and CITI, as co-administrative agents (together, the “Agents”) for the Lenders and JPMCB, as paying agent (in such capacity, the “Paying Agent”) for the Lenders.

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, the Lenders, the Paying Agent and the Agents are parties to that certain Revolving Credit, Term Loan and Guaranty Agreement, dated as of February 1, 2006 (as heretofore amended, modified or supplemented, and as in effect on the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrower and the Guarantors have requested that, subject to the occurrence of the Effective Date (as hereinafter defined), the Lenders (i) consent to the amendments to the Aircraft Mortgage and the SGR Security Agreement described in Article II hereof and (ii) agree to amend the Credit Agreement as set forth in Article III hereof, all subject to and upon the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I.  Definitions

1.             As used herein, all terms that are defined in the Credit Agreement after giving effect to this Amendment shall have the same meanings herein.

ARTICLE II.  Consents

2.             Consents to Modification of Aircraft Mortgage and SGR Security Agreement.

(A)  Consent to Amendment to Aircraft Mortgage.  The Lenders hereby consent to, and authorize the Collateral Agents to execute, an amendment to the Aircraft Mortgage, substantially in the form of Exhibit A attached hereto, amending Section 2.01(b)(viii) of the Aircraft Mortgage to permit the Borrower to enter into non-consecutive short term leases of Engines or Spare Engines (each as defined in the Aircraft Mortgage) for terms not to exceed nine (9) months.

(B)   Consent to Dispositions of Primary Route and Amendment to SGR Security Agreement.  Notwithstanding anything to the contrary in Section 5.14(a) of the Credit Agreement, the Lenders hereby (i) consent to the discontinuation of non-stop service between Tokyo, Japan and Hong Kong and the potential loss of such Primary Route as a result thereof (upon the effectiveness of which consent by the Lenders, the Collateral Agents will, pursuant to Section 6(f)(i)(z) of the SGR Security Agreement, consent to the lease of one (1) pair of Primary Foreign Slots at Narita International Airport associated with the service between Tokyo, Japan and Hong Kong, with a term longer than one (1) season, and (ii) consent to, and authorize the Collateral Agents to execute, an amendment to the SGR Security Agreement, substantially in the form of Exhibit B attached hereto, which would, among other things, modify Schedules 4(f) and 4(h) to the SGR Security Agreement.

ARTICLE III.  Amendment

3.             Amendment to Section 6.08(b)(ii).   Section 6.08(b)(ii) of the Credit Agreement is hereby amended by (A) deleting the word “or” appearing at the end of clause (A) thereof and inserting in lieu thereof a comma, (B) deleting the words “pursuant to” appearing in the beginning of clause (B) thereof and inserting in lieu thereof the words “in connection with” and (C) inserting the following new clause (C) at the end of Section 6.08(b)(ii):

“, or (C) in connection with any equity plan, stock plan or management plan in an amount equal to the withholding tax incurred in connection with (i) the vesting of restricted shares issued thereunder, (ii) the exercise of options granted thereunder, or (iii) any other award thereunder;”.

4.             Amendment to Section 6.10(l).  Section 6.10(l) of the Credit Agreement is hereby amended in its entirety to read as follows:

“advances to officers, directors and employees of the Borrower and the Guarantors in connection with (1) relocation expenses or signing bonuses for newly hired officers, directors or employees of the Borrower and the Guarantors, (2) travel expenses incurred in the ordinary course of business of the Borrower and the Guarantors and (3) pre-vacation payroll advances to the extent required by the collective bargaining agreements of the Borrower and the Guarantors”

5.             Amendment to Schedule.  Schedule 1.01(c) to the Credit Agreement is hereby replaced in its entirety with revised Schedule 1.01(c) attached hereto as Exhibit C.

ARTICLE IV.  Miscellaneous

6.             Conditions to Effectiveness. The consents set forth in Article II and the amendment set forth in Article III of this Consent and Amendment shall not become effective until the date (the “Effective Date”) this Consent and Amendment shall have been executed by the Borrower, the Guarantors and Lenders constituting Required Lenders, and each Agent shall have received evidence reasonably satisfactory to it of such execution.

7.             Ratification.  Except to the extent hereby amended, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed.

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8.             Costs and Expenses.  The Borrower agrees that its obligations set forth in Section 10.04 of the Credit Agreement shall extend to the preparation, execution and delivery of this Consent and Amendment.

9.             Representations and Warranties.  The Borrower represents and warrants to the Lenders, to induce the Lenders to enter into this Consent and Amendment, that no Event of Default or event that with the passage of time would constitute an Event of Default exists on the date hereof and that each of the representations and warranties made by the Borrower in the Credit Agreement and each other Loan Document are true and correct in all material respects as of the date hereof except where such representation or warranty relates to a specific date, in which case such representation or warranty was true and correct in all material respects as of such date.

10.           References.  This Consent and Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agents or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein.  Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Consent and Amendment.

11.           Counterparts.  This Consent and Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  A fax copy or .pdf copy of a counterpart signature page shall serve as the functional equivalent of a manually executed copy for all purposes.

12.           Applicable Law.  This Consent and Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be duly executed as of the day and the year first written.

BORROWER:

UNITED AIR LINES, INC.

By:	/s/ Frederic F. Brace
	Name:	Frederic F. Brace
	Title:	Executive Vice President & CFO

GUARANTORS:

UAL CORPORATION

By:	/s/ Frederic F. Brace
	Name:	Frederic F. Brace
	Title:	Executive Vice President & CFO

UAL LOYALTY SERVICES, LLC

By:	/s/ Paul R. Lovejoy
	Name:	Paul Lovejoy
	Title:	Vice President and Secretary

MILEAGE PLUS HOLDINGS, INC.

By:	/s/ Steven M. Rasher
	Name:	Steven M. Rasher
	Title:	Senior Vice President, General Counsel & Secretary

MILEAGE PLUS MARKETING, INC.

By:	/s/ Steven M. Rasher
	Name:	Steven M. Rasher
	Title:	Senior Vice President, General Counsel & Secretary

Signature Pages to Consent and Amendment

UNITED AVIATION FUELS CORPORATION

By:	/s/ Frederic F. Brace
	Name:	Frederic F. Brace
	Title:	Vice President

MILEAGE PLUS, INC.

By:	/s/ Frederic F. Brace
	Name:	Frederic F. Brace
	Title:	Vice President

COVIA LLC

By:	/s/ Frederic F. Brace
	Name:	Frederic F. Brace
	Title:	President

AIR WIS SERVICES, INC.

By:	/s/ Frederic F. Brace
	Name:	Frederic F. Brace
	Title:	President

AIR WISCONSIN, INC.

By:	/s/ Frederic F. Brace
	Name:	Frederic F. Brace
	Title:	President

AMENITI TRAVEL CLUBS, INC.

By:	/s/ Scott Garner
	Name:	Scott Garner
	Title:	President

JPMORGAN CHASE BANK, N.A., as Collateral Agent and Lender

By:	/s/ Richard C. Smith
	Name:	Richard C. Smith
	Title:	Vice President

CITICORP USA, INC., as Collateral Agent and Lender

By:	/s/ James J. McCarthy
	Name:	James J. McCarthy
	Title:	Vice President and Director

Woolbourne LLC

By:	/s/ Virginia Conway
	Name:	Virginia Conway
	Title:	Authorized Signatory

LANDMARK III CDO LD
By:	Aladdin Capital Management LLC, as Manager

By:	/s/ Angela Bozorgmir
	Name:	Angela Bozorgmir
	Title:	Director

LANDMARK V CDO LTD
By:	Aladdin Capital Management LLC, as Manager

By:	/s/ Angela Bozorgmir
	Name:	Angela Bozorgmir
	Title:	Director

LANDMARK VI CDO LTD
By:	Aladdin Capital Management LLC, as Manager

By:	/s/ Angela Bozorgmir
	Name:	Angela Bozorgmir
	Title:	Director

LANDMARK VII CDO LTD
By:	Aladdin Capital Management LLC, as Manager

By:	/s/ Angela Bozorgmir
	Name:	Angela Bozorgmir
	Title:	Director

LANDMARK VIII CDO LTD
By:	Aladdin Capital Management LLC, as Manager

By:	/s/ Angela Bozorgmir
	Name:	Angela Bozorgmir
	Title:	Director

AMMC CLO III, LIMITED
By:	American Money Management Corp.,
as Collateral Manager

By:	/s/ Chester M. Eng
	Name:	Chester M. Eng
	Title:	Senior Vice President

AMMC CLO IV, LIMITED
By:	American Money Management Corp.,
as Collateral Manager

By:	/s/ Chester M. Eng
	Name:	Chester M. Eng
	Title:	Senior Vice President

AMMC CLO V, LIMITED
By:	American Money Management Corp.,
as Collateral Manager

By:	/s/ Chester M. Eng
	Name:	Chester M. Eng
	Title:	Senior Vice President

AMMC CLO V, LIMITED
By:	American Money Management Corp.
as Collateral Manager

By:	/s/ Chester M. Eng
	Name:	Chester M. Eng
	Title:	Senior Vice President

great american insurance company
By:	American Money Management Corp.,
as Portfolio Manager

By:	/s/ Chester M. Eng
	Name:	Chester M. Eng
	Title:	Senior Vice President

great american life insurance company
By:	American Money Management Corp.,
as Portfolio Manager

By:	/s/ Chester M. Eng
	Name:	Chester M. Eng
	Title:	Senior Vice President

AG ALPHA CREDIT MASTER LTD.

By:	/s/ Michael Gordon
	Name:	Michael Gordon
	Title:	COO

Northwoods Capital VII, LiMited
BY:	Angelo, Gordon & CO., L.P.
AS Collateral Manager

[LENDER]

By:	/s/ Bradley Pattelli
	Name:	Bradley PatTelli
	Title:	Managing Director

Northwoods Capital IV, LiMited
BY:	Angelo, Gordon & CO., L.P.
AS Collateral Manager

[LENDER]

By:	/s/ Bradley Pattelli
	Name:	Bradley PatTelli
	Title:	Managing Director

NORTHWOODS CAPITAL VI LIMITED
BY:	ANGELO, GORDON & CO., L.P.
AS COLLATERAL MANAGER

[LENDER]

By:	/s/ Bradley Pattelli
	Name:	BRADLEY PATTELLI
	Title:	MANAGING DIRECTOR

NORTHWOODS CAPITAL V, LIMITED
BY:	ANGELO, GORDON & CO., L.P.
AS COLLATERAL MANAGER

[LENDER]

By:	/s/ Bradley Pattelli
	Name:	BRADLEY PATTELLI
	Title:	MANAGING DIRECTOR

Apidos CDO I
By its Investment Advisor Apidos Capital Management,
LLC

By:	/s/ John W. Stelwagon
	Name:	JOHN W. STELWAGON
	Title:	Managing Director

Apidos CDO II
By its Investment Advisor Apidos Capital Management,
LLC

By:	/s/ John W. Stelwagon
	Name:	JOHN W. STELWAGON
	Title:	Managing Director

Apidos CDO III
By its Investment Advisor Apidoes Capital Management,
LLC

By:	/s/ John W. Stelwagon
	Name:	JOHN W. STELWAGON
	Title:	Managing Director

ARES ENHANCED LOAN INVESTMENT STRATEGY, LTD.

By:	Ares Enhanced Loan Management, L.P.,
Investment Manager

By:	Ares Enhanced Loan GP, LLC
Its General Partner

By:	/s/ Seth Brufsky
	Name:	Seth Brufsky
	Title:	Vice President

ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD

By:	Ares Enhanced Loan Management II, L.P.,
Investment Manager

By:	Ares Enhanced Loan GP II, LLC
Its General Partner

By:	/s/ Seth Brufsky
	Name:	Seth Brufsky
	Title:	Vice President

Ares IX CLO Ltd.

By:	Ares CLO Management IX, L.P.,
Investment Manager

By:	Ares CLO GP IX, LLC,
Its General Partner

By:	/s/ Seth Brufsky
	Name:	Seth Brufsky
	Title:	Vice President

CONFLUENT 2 LIMITED
By:	Ares Private Account Management I, L.P., as Sub-Manager

By:	Ares Private Account Management I GP, LLC, as General Partner

By:	Ares Management LLC, as Manager

By:	/s/ Seth Brufsky
	Name:	Seth Brufsky
	Title:	Vice President

Ares VII CLO Ltd.

By:	Ares CLO Management VII, L.P.,
Investment Manager

By:	Ares CLO GP VII, LLC,
Its General Partner

By:	/s/ Seth Brufsky
	Name:	Seth Brufsky
	Title:	Vice President

Ares VIII CLO Ltd.

By:	Ares CLO Management VIII, L.P.,
Investment Manager

By:	Ares CLO GP VIII, LLC,
Its General Partner

By:	/s/ Seth Brufsky
	Name:	Seth Brufsky
	Title:	Vice President

Ares VR CLO Ltd.

By:	Ares CLO Management VR, L.P.,
Investment Manager

By:	Ares CLO GP VR, LLC,
Its General Partner

By:	/s/ Seth Brufsky
	Name:	Seth Brufsky
	Title:	Vice President

Ares VIR CLO Ltd.

By:	Ares CLO Management VIR, L.P.,
Investment Manager

By:	Ares CLO GP VIR, LLC,
Its General Partner

By:	/s/ Seth Brufsky
	Name:	Seth Brufsky
	Title:	Vice President

Ares X CLO Ltd.

By:	Ares CLO Management X, L.P.,
Investment Manager

By:	Ares CLO GP X, LLC,
Its General Partner

By:	/s/ Seth Brufsky
	Name:	Seth Brufsky
	Title:	Vice President

Ares IIR CLO Ltd.

By:	Ares CLO Management IIR, L.P.,
Investment Manager

By:	Ares CLO GP IIR, LLC,
Its General Partner

By:	/s/ Seth Brufsky
	Name:	Seth Brufsky
	Title:	Vice President

Avenue CLO Fund, Limited
Avenue CLO II, Limited
Avenue CLO III, Limited
Avenue CLO, IV, Limited
Avenue CLO V, Limited

By:	/s/ Richard D’ Addario
	Name:	Richard D’ Addario
	Title:	Senior Portfolio Manager

BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2004-II
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2006-I
BABSON CLO LTD. 2005-II
By:	Babson Capital Management LLC as Collateral Manager

By:	/s/ Anthony J. Sciacca
	Name:	Anthony J. Sciacca
	Title:	Managing Director

MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY
By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ Anthony J. Sciacca
	Name:	Anthony J. Sciacca
	Title:	Managing Director

BILL & MELINDA GATES FOUNDATION
By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ Anthony J. Sciacca
	Name:	Anthony J. Sciacca
	Title:	Managing Director

Bank of America, N.A.

By:	/s/ Coleigh McKay
	Name:	Coleigh McKay
	Title:	Vice President

CHAMPION HILLS FUNDING LLC

By:	/s/ Christina L. Ramseur
	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

DIAMOND SPRINGS TRADING LLC

By:	/s/ Christina L. Ramseur
	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

DUNES FUNDING LLC

By:	/s/ Christina L. Ramseur
	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

Grand Central Asset Trust, EAP Series

By:	/s/ Adam Lehnertz
	Name:	Adam Lehnertz
	Title:	Attorney-in-Fact

Grand Central Asset Trust, ECL Series

By:	/s/ Adam Lehnertz
	Name:	Adam Lehnertz
	Title:	Attorney-in-Fact

Grand Central Asset Trust, BDC Series

By:	/s/ Roy Hykal
	Name:	ROY HYKAL
	Title:	Attorney-in-Fact

Grand Central Asset Trust, HFV Series

By:	/s/ Beata Konopko
	Name:	Beata Konopko
	Title:	As attorney in fact

Grand Central Asset Trust, KMT Series

By:	/s/ Roy Hykal
	Name:	ROY HYKAL
	Title:	Attorney-in-fact

Grand Central Asset Trust, PNT Series

By:	/s/ Roy Hykal
	Name:	ROY HYKAL
	Title:	Attorney-in-fact

Grand Central Asset Trust, Single Name Series

By:	/s/ Roy Hykal
	Name:	ROY HYKAL
	Title:	Attorney-in-fact

Bear Stearns Investment products Inc.

By:	/s/ John mcdermott
	Name:	john mcdermott
	Title:	vice president

black diamond clo 2005-1, LTD.
By:	Black Diamond Capital Management, L.L.C., as Its Collateral Manager

By:	/s/ James J. Zenni, Jr.
	Name:	James J. Zenni, Jr.
	Title:	President & Managing Partner Black Diamond Capital Management, L.L.C.

BLACK DIAMOND CLO 2005-2, LTD.
By:	Black Diamond Capital Management,
L.L.C., as Its Collateral Manager

By:	/s/ James J. Zenni, Jr
	Name:	James J. Zenni, Jr.
	Title:	President & Managing Partner
Black Diamond Capital Management, LLC.

BLACK DIAMOND CLO 2006-1 (CAYMAN), LTD.
By:	Black Diamond Capital Management,
L.L.C., as Its Collateral Manager

By:	/s/ James J. Zenni, Jr.
	Name:	James J Zenni, Jr.
	Title:	President and Managing Partner Black Diamond Capital Management, LLC.

BLACK DIAMOND INTERNATIONAL FUNDING LTD.

By:	/s/ Simon Wetherell
	Name:	Simon Wetherell
	Title:	Director

TRS 1 LLC
By:	Deutsche Bank trust Company Americas, its Sole Member
By:	DB Services New Jersey, Inc.

By:	/s/ Deirdre Whorton
	Name:	Deirdre Whorton
	Title:	Assistant Vice President

By:	/s/ Deborah O’Keeffe
	Name:	Deborah O’Keeffe
	Title:	Vice President

Boldwater CBNA Loan Funding LLC

By:	/s/ Adam Lehnertz
	Name:	Adam Lehnertz
	Title:	Attorney-in-fact

Canadian Imperial Bank of Commerce

By:	/s/ John O’Dowd
	Name:	John O‘Dowd
	Title:	Authorized Signatory

By:	/s/ Gerald J. Carlos
	Name:	Gerald J. Carlos
	Title:	Authorized Signatory

CS ADVISORS CLO I LTD., as a Lender
By:	CapitalSoure Advisors LLC, as Portfolio
Manager and attorney-in-fact

By:	/s/ David Tanny
	Name:	David Tanny
	Title:	Vice President

Carlyle High Yield Partners IV, Ltd.
[LENDER]

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Carlyle High Yield Partners VI, Ltd.
[LENDER]

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Carlyle High Yield Partners VII, Ltd.
[LENDER]

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Carlyle Loan Investment, Ltd.
[LENDER]

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Carlyle Loan Opportunity Fund
[LENDER]

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Carlyle High Yield Partners IX, Ltd.
[LENDER]

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Carlyle High Yield Partners VIII, Ltd.
[LENDER]

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[LENDER] OLYMPIC CLO I, LTD

By:	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Chief Operating Officer,
(Manager)
Centre Pacific, LLC

[LENDER] SIERRA CLO I, LTD

By:	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Chief Operating Officer, (Manager) Centre Pacific, LLC

[LENDER] SIERRA CLO II LTD

By:	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Chief Operating Officer, (Manager) Centre Pacific, LLC

[Lender] WHITNEY CLO I, LTD

By:	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Chief Operating Officer, (Manager) Centre Pacific, LLC

WatchTower CLO I PLC
By:	Citadel Limited Partnership, Collateral Manager
By:	Citadel Investment Group, L.L.C., its General Partner

By:	/s/ Gerald Beeson
	Name:	Gerald Beeson
	Title:	Authorized Signatory

Wingate Capital Ltd.
By:	Citadel Limited Partnership, Portfolio Manager
By:	Citadel Investment Group, L.L.C., its General Partner

By:	/s/ Christopher L. Ramsey
	Name:	Christopher L. Ramsey
	Title:	Director and Associate General Counsel

AVL Loan Funding LLC

By:	/s/ Adam Lehnertz
	Name:	Adam Lehnertz
	Title:	Attorney-in-Fact

CITBANK, N.A.

By:	/s/ Thomas A. Neville
	Name:	THOMAS A. NEVILLE
	Title:	Attorney-in-Fact

Livingston CBNA Loan Funding LLC

[LENDER]

By:	/s/ Melanie Reza
	Name:	Melanie Reza
	Title:	Attorney In Fact

CITICORP USA, INC.

By:	/s/ Thomas A. Neville
	Name:	THOMAS A. NEVILLE
	Title:	Attorney-in-Fact

Hibiscus CBNA Loan Funding LLC, for itself or as
agent for Hibiscus CFPI Loan Funding LLC

By:	/s/ Beata Konopko
	Name:	Beata Konopko
	Title:	As attorney in fact

Rivendell CBNA Loan Funding LLC, for itself
or as agent for Rivendell CFPI Loan Funding LLC

By:	/s/ Roy Hykal
	Name:	ROY HYKAL
	Title:	Attorney-in-fact

J.P. Morgan Trust Company (Cayman) Limited, as
Trustee for TORAJI TRUST, as
[Assignee/Participant]
By:	Its Investment Manager,
Citigroup Alternative Investments LLC

By:	/s/ John O’Connell
	Name:	John O’Connell
	Title:	Vice President

Eagle Master Fund Ltd.
By:	Citigroup Alternative Investments LLC,
as Investment Manager for and on behalf of Eagle
Master Fund Ltd.

By:	/s/ John O’Connell
	Name:	John O’Connell
	Title:	Vice President

CITIGROUP FINANCIAL PRODUCT, INC.

By:	/s/ Fofi S Baimba, Jr
	Name:	FOFI S BAIMBA, JR
	Title:	GLOABAL LOANS SUPPORT SERVICES
DEL 2/1
AUTHORIZED SIGNATORY

CIFC Funding 2006-1, Ltd.

By:	/s/ Steve Vaccaro
	Name:	Steve Vaccaro
	Title:	Chief Credit Officer

Credit Suisse International

By:	/s/ [ILLEGIBLE]
Name:
Title:

Credit Suisse International

By:	/s/ Steven Martin
	Name:	Steven Martin
	Title:	VP

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO 1, LTD., or an affiliate

By:	/s/ Kelli C. Marti
	Name:	Kelli C. Marti
	Title:	Senior Vice President

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate

By:	/s/ Kelli C. Marti
	Name:	Kelli C. Marti
	Title:	Senior Vice President

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO IV, LTD., or an affiliate

By:	/s/ Kelli C. Marti
	Name:	Kelli C. Marti
	Title:	Senior Vice President

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO V, LTD., or an affiliate

By:	/s/ Kelli C. Marti
	Name:	Kelli C. Marti
	Title:	Senior Vice President

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VI. LTD., or an affiliate

By:	/s/ Kelli C. Marti
	Name:	Kelli C. Marti
	Title:	Senior Vice President

Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CREDIT OPPORTUNITY FUND FINANCING, LTD., or an affiliate

By:	/s/ Kelli C. Marti
	Name:	Kelli C. Marti
	Title:	Senior Vice President

TRS FEINGOLD O’KEEFFE LLC
By:	DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, ITS SOLE MEMBER
By:	DB SERVICES NEW JERSEY, INC.

By:	/s/ Deidre Whorton
Deidre Whorton
Assistant Vice President
(Print Name and Title)

By:	/s/ Deborah O Keeffe
Deborah O’Keeffe
Vice President
(Print Name and Title)

DUANE STREET CLO I, LTD.
By:	DiMaio Ahmad Capital LLC, As Collateral Manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Managing Director

DUANE STREET CLO II, LTD.
By:	DiMaio Ahmad Capital LLC, As Collateral Manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Managing Director

JAY STREET MARKET VALUE CLO I LTD.
By:	DiMaio Ahmad Capital LLC, As Manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Managing Director

Classic Cayman B.D. Limited as Lender

By:	/s/ Brian Schneider
	Name:	Brian Schneider
	Title:	Authorized Signatory

By:	/s/ John Fitzgerald
	Name:	John Fitzgerald
	Title:	Authorized Signatory

EATON VANCE CDO VI LTD.
By:	EATON VANCE MANAGEMENT AS INVESTMENT
ADVISOR

By:	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

Eaton Vance CDO VII PLC
By:	Eaton Vance Management as Interim Investment Advisor

By:	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

Eaton Vance CDO VIII, Ltd.
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

Eaton Vance Credit Opportunities Fund
By:	Eaton Vance Management
As Investment Advisor

By:	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

EATON VANCE FLOATING-RATE INCOME TRUST
By:	Eaton Vance Management
as Investment Advisor

By:	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By:	Eaton Vance Management
as Investment Advisor

By:	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

EATON VANCE LIMITED DURATION INCOME FUND
By:	Eaton Vance Management
as Investment Advisor

By:	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

EATON VANCE SENIOR FLOATING-RATE TRUST
By:	Eaton Vance Management
as Investment Advisor

By:	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

Eaton Vance Senior income trust
BY:	Eaton vance management as investment advisor

By:	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

eaton vance short duration diversified income fund
BY:	Eaton vance management as investment advisor

By:	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

Eaton Vance Variable Leverage Fund Ltd.
By:	Eaton Vance Management As Investment Advisor

By:	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

Eaton vance vt floating-rate income fund
by:	eaton vance management as investment advisor

By:	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

grayson & co
by:	boston management and research as investment advisor

By:	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

SENIOR DEBT PORTFOLIO
By:	Boston Management and Research
as Investment Advisor

By:	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

Avery Street CLO, LTD

By:	/s/ Andrea S. Feingold
	Name:	Andrea S. Feingold
	Title:	Director

Ballyrock CLO II Limited
BALLYROCK Investment Advisors LLC, as Collateral Manager

By:	/s/ Lisa B. Rymut
	Name:	Lisa B. Rymut
	Title:	Assistant Treasurer

Ballyrock CLO III Limited
BALLYROCK Investment Advisors LLC, As Collateral Manager

By:	/s/ Lisa B. Rymut
	Name:	Lisa B. Rymut
	Title:	Assistant Treasurer

Fidelity Advisor Senior II Fidelity Advisor Floating Rate High Income Fund

By:	/s/ John Costello
	Name:	John Costello
	Title:	Assistant Treasurer

Fidelity Advisor Series II Fidelity Advisor Strategic Income Fund

By:	/s/ John Costello
	Name:	John Costello
	Title:	Assistant Treasurer

Fidelity Central Investment Portfolio LLC Fidelity Floating Ratio Central Investment Portfolio

By:	/s/ John Costello
	Name:	John Costello
	Title:	Assistant Treasurer

Fidelity Advisor Series II Fidelity Advisor High Income Fund

By:	/s/ John Costello
	Name:	John Costello
	Title:	Assistant Treasurer

Fidelity School Street Trust Fidelity Strategic Income Fund

By:	/s/ John Costello
	Name:	John Costello
	Title:	Assistant Treasurer

Fidelity Summer Street Trust Fidelity Capital & Income Fund

By:	/s/ John Costello
	Name:	John Costello
	Title:	Assistant Treasurer

[ILLEGIBLE]
[ILLEGIBLE]
[ILLEGIBLE]

By:	/s/ [ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	[ILLEGIBLE]

[ILLEGIBLE]
[ILLEGIBLE]
[ILLEGIBLE]

By:	/s/ [ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	[ILLEGIBLE]

Variable Insurance Products Fund IV, VIP Strategic Income
Portfolio

By:	/s/ John Costello
	Name:	John Costello
	Title:	Assistant Treasurer

Fortress Credit Funding II LP

By:	/s/ Marc Furstein
	Name:	Marc Furstein
	Title:	Chief Operating Officer

Fortress Credit Funding I LP

By:	/s/ Marc Furstein
	Name:	Marc Furstein
	Title:	Chief Operating Officer

Fortress Credit Investments I LP

By:	/s/ Marc Furstein
	Name:	Marc Furstein
	Title:	Chief Operating Officer

Fortress Credit Investments II LP

By:	/s/ Marc Furstein
	Name:	Marc Furstein
	Title:	Chief Operating Officer

GoldenTree Capital Opportunities, LP
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Authorized Signatory
Title:

GoldenTree Capital Solutions Fund Financing
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Authorized Signatory
Title:

GoldenTree Capital Solutions Offshore Fund Financing
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Authorized Signatory
Title:

GoldenTree Credit Opportunities Financing I, Limited
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Authorized Signatory
Title:

GoldenTree Credit Opportunities Financing II, Limited
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Authorized Signatory
Title:

GoldenTree High Yield Opportunities II, LP
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

GoldenTree High Yield Opportunities I, Limited
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

[LENDER]

Halcyon Structured Asset Management Long Secured/Short
Unsecured CLO I Ltd.

By:	HALCYON STRUCTURED ASSET MANAGEMENT
LP., as Collateral Manager

By:	Halcyon Structured Asset Management LLC. Its sole general partner

By:	/s/ James W. Sykes
	Name:	James W. Sykes
	Title:	Managing Principal

[LENDER]

Halcyon Structured Asset Management Long Secured/Short
Unsecured CLO II Ltd.

By:	HALCYON STRUCTURED ASSET MANAGEMENT
LP., as Collateral Manager

By:	Halcyon Structured Asset Management LLC. Its sole general partner

By:	/s/ James W. Sykes
	Name:	James W. Sykes
	Title:	Managing Principal

Emerald Orchard Limited

By:	/s/ Neam Ahmed
	Name:	NEAM AHMED
	Title:	AUTHORIZED SIGNATORY

Gleneagics CLO, Ltd.
By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Brian Lohrding
	Name:	Brian Lohrding
	Title:	Assistant Treasurer Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Highland Floating Rate Advantage Fund

By:	/s/ M. Jason Blackburn
	Name:	M. Jason Blackburn
	Title:	Treasurer

Highland Floating Rate LLC

By:	/s/ M. Jason Blackburn
	Name:	M. Jason Blackburn
	Title:	Treasurer

Highland Loan Funding V Ltd.
By:	Highland Capital Management, L.P. As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Brian Lohrding
	Name:	Brian Lohrding
	Title:	Assistant Treasurer Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Jasper CLO, Ltd.
By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisor, Inc., Its General Partner

By:	/s/ Brian Lohrding
	Name:	Brian Lohrding
	Title:	Assistant Treasurer Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Liberty CLO, Ltd.
By:	Highland Capital Management, L.P.
As Collateral Manager
By:	Strand Advisors, Inc. Its General Partner

By:	/s/ Brian Lohrding
	Name:	Brian Lohrding, Assistant Treasurer
	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Loan Funding IV LLC
By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Brian Lohrding
	Name:	Brian Lohrding, Assistant Treasurer
	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Loan Funding VII LLC
By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Brian Lohrding
	Name:	Brian Lohrding, Assistant Treasurer
	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Red River CLO Ltd
By:	Highland Capital Management, L.P.
As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Brian Lohrding
	Name:	Brian Lohrding, Assistant Treasurer
	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

ING International (II) - Senior Bank Loans Euro
By:	ING Investment Management Co.
as its investment manager

By:	/s/ Mark F. Haak
	Name:	Mark F. Haak, CFA
	Title:	Vice President

ING Investment Management CLO I, Ltd.
By:	ING Investment Management Co., as its investment manager

By:	/s/ Mark F. Haak
	Name:	Mark F. Haak, CFA
	Title:	Vice President

ING Investment Management CLO II, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

By:	/s/ Mark F. Haak
	Name:	Mark F. Haak, CFA
	Title:	Vice President

[LENDER] ING CAPITAL LLC

By:	/s/ Neil De La Cruz
	Name:	NEIL De LA CRUZ
	Title:	DIRECTOR

ING PRIME RATE TRUST
By:	ING Investment Management Co. as its investment manager

By:	/s/ Mark F. Haak
	Name:	Mark F. Haak, CFA
	Title:	Vice President

ING SENIOR INCOME FUND
By:	ING Investment Management Co. as its investment manager

By:	/s/ Mark F. Haak
	Name:	Mark F. Haak, CFA
	Title:	Vice President

AIM FLOATING RATE FUND
By:	INVESCO Senior Secured Management, Inc. As Sub-Advisor

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

ALZETTE EUROPEAN CLO S.A.
By:	INVESCO Senior Secured Management, Inc, As Collateral Manager

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

AVALON CAPITAL LTD. 3
By:	INVESCO Senior Secured Management, Inc. As Asset Manager

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

BELHURST CLO LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

CHAMPLAIN CLO, LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

CHARTER VIEW PORTFOLIO
By:	INVESCO Senior Secured Management, Inc.
As Investment Advisor

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

DIVERSIFIED CREDIT PORTFOLIO LTD.
By:	INVESCO Senior Secured Management, Inc.
as Investment Adviser

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

INVESCO EUROPEAN CDO I S.A.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

KATONAH V, LTD.
By:	INVESCO Senior Secured Management, Inc.
As Investment Manager

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

LOAN FUNDING IX LLC, for itself or as agent for Corporate Loan Funding IX LLC
By:	INVESCO Senior Secured Management, Inc. As Portfolio Manager

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

MOSELLE CLO S.A.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

NAUTIQUE FUNDING LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

PETRUSSE EUROPEAN CLO S.A.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

SAGAMORE CLO LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

SARATOGA CLO I, LIMITED
By:	INVESCO Senior Secured Management, Inc.
As the Asset Manager

By:	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

WASATCH CLO LTD
By:	INVESCO Senior Secured Management, Inc.
As Portfolio Manager

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

JPMorgan Chase Bank, N.A.

By:	/s/ Richard C. Smith
	Name:	Richard C. Smith
	Title:	Vice President

Rockwall CDO LTD.
By:	Highland Capital Management, L.P.
As Collateral Manager
By:	Strand Advisors, Inc., It’s General Partner

By:	/s/ Brian Lohrding
	Name:	Brian Lohrding
	Title:	Assistant Treasurer
Strand Advisors, Inc., General Partner of
Highland Capital Management, L.P.

LightPoint CLO 2004-1, Ltd.
Premium Loan Trust I, Ltd.
LightPoint CLO III, Ltd.
LightPoint CLO IV, Ltd.
LightPoint CLO V, Ltd.

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Director

CONTINENTAL CASUALTY COMPANY

By:	/s/ Marilou R. McGirr
	Name:	Marilou R. McGirr
	Title:	Vice President and Assistant Treasurer

Longacre Capital Partners (QP), L.P.

By:	/s/ Steven Weissman
	Name:	Steven Weissman
	Title:	Member of General Partner

Longacre Master Fund, Ltd.

By:	/s/ Steven Weissman
	Name:	Steven Weissman
	Title:	Director

LENDER:
CONFLUENT 4 LIMITED, As Lender
By:	Loomis, Sayles & Company, L.P., As Sub-Manager
By:	Loomis Sayles & Company, Incorporated, Its General Partner

By:	/s/ Kevin J. Perry
	Name:	Kevin J. Perry
	Title:	Vice President

IXIS LOOMIS SAYLES SENIOR LOAN FUND
By:	Loomis, Sayles and Company, L.P. its manager
By:	Loomis Sayles and Company, Inc. its general partner

By:	/s/ Kevin J. Perry
	Name:	Kevin J. Perry
	Title:	Vice President

THE LOOMIS SAYLES SENIOR LOAN FUND II LLC
By:	Loomis, Sayles & Company, L.P., Its Managing Member
By:	Loomis, Sayles & Company, Inc., Its General Partner

By:	/s/ Kevin J. Perry
	Name:	Kevin J. Perry
	Title:	Vice President

MACKAY SHORT DURATION ALPHA FUND
By:	MacKay Shields LLC
Its:	Investment Advisor

By:	/s/ Dan Roberts
	Name:	Dan Roberts
	Title:	Sr. Managing Director

New York Life Insurance Company (Guaranteed Products)
By:	MacKay Shields LLC
Its:	Investment Advisor

By:	/s/ Dan Roberts
	Name:	Dan Roberts
	Title:	Sr. Managing Director

GANNETT PEAK CLO I, LTD
By McDonnell Investment Management, LLC, as Investment Manager

By:	/s/ Kathleen A. Zam
	Name:	Kathleen A. Zam
	Title:	Vice President

MCDONNELL LOAN OPPORTUNITY LTD.
By McDonnell Investment Management, LLC, as Investment Manager

By:	/s/ Kathleen A. Zam
	Name:	Kathleen A. Zam
	Title:	Vice President

WIND RIVER CLO I LTD.
By:	McDonnell Investment Management LLC, as Manager

By:	/s/ Kathleen A. Zam
	Name:	Kathleen A. Zam
	Title:	Vice President

WIND RIVER CLO II - TATE INVESTORS, LTD.
By:	McDonnell Investment Management, LLC, as Manager

By:	/s/ Kathleen A. Zam
	Name:	Kathleen A. Zam
	Title:	Vice President

MERRILL LYN CH PIERCE, FENNER & SMITH, INC.

By:	/s/ Neyda Darias
	Name:	NEYDA DARIAS
	Title:	VICE PRESIDENT

MORGAN STANLEY BANK

By:	/s/ Daniel Twenge
	Name:	Daniel Twenge
	Title:	Authorized Signatory

NACM CLO I

By:	/s/ Joanna Willars
	Name:	Joanna Willars
	Title:	Authorized Signatory

[LENDER]

By:	/s/
Name:
Title:

OAK HILL CREDIT PARTNERS I, LIMITED

By:	Oak Hill CLO Management I, LLC
As Investment Manager

By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

OAK HILL CREDIT PARTNERS II, LIMITED

By:	By: Oak Hill CLO Management II, LLC
As Investment Manager

By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

OAK HILL CREDIT PARTNERS III, LIMITED

By:	Oak Hill CLO Management III, LLC
As Investment Manager

By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

OAK HILL CREDIT PARTNERS IV, LIMITED

By:	By: Oak Hill CLO Management IV, LLC
As Investment Manager

By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

OAK HILL SECURITIES FUND, L.P.

By:	Oak Hill Securities GenPar, L.P.
its General Partner

By:	Oak Hill Securities MGP, Inc.,
its General Partner

By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Vice President

OAK HILL SECURITIES FUND II, L.P.

By:	Oak Hill Securities GenPar II, L.P.
its General Partner

By:	Oak Hill Securities MGP II, Inc.,
its General Partner

By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Vice President

OAK HILL CREDIT ALPHA FUND, L.P.
(OFFSHORE), LTD.
By:	Oak Hill Credit Alpha GenPar, L.P.
its General Partner

By:	Oak Hill Credit Alpha MGP, LLC,
its General Partner

By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Vice President

OAK HILL CREDIT ALPHA FUND

By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Vice President

OAK HILL CREDIT OPPORTUNITIES FINANCING, LTD.

By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

Österreichische Volksbanken-Aktiengesellschaft

[LENDER]
By:	/s/ Alexander Kitz
	Name:	Alexander Kitz
	Title:	Director

By:	/s/ Nina Friedla
	Name:	Nina Friedla
	Title:	Manager

Fairway Loan Funding Company
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

Global Enhanced Loan Fund S.A.
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

Loan Funding III LLC
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

PIMCO Floating Rate Income Fund
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

PIMCO Floating Rate Strategy Fund
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

Southport CLO, Limited
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

Waveland — INGOTS, LTD.
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

Wrigley CDO, Ltd
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

WATERVILLE FUNDING LLC

By:	/s/ Christina L. Ramseur
	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

Raven Credit Opportunities Master Fund, Ltd.
By:	Raven Asset Management, LLC
as Investment Advisor

By:	/s/ Kevin Gerlitz
	Name:	Kevin Gerlitz
	Title:	CFO/COO

Sankaty Advisors, LLC as Collateral
Manager for AVERY POINT CLO,
LTD., as Term Lender

By:	/s/ Timothy Barns
	Name:	Timothy Barns
	Title:	Executive Vice President

Sankaty Advisors, LLC as Collateral
Manager for Castle Hill III CLO,
Limited, as Term Lender

By:	/s/ Timothy Barns
	Name:	Timothy Barns
	Title:	Executive Vice President

Sankaty Advisors, LLC as Collateral
Manager for Castle Hill II –
INGOTS, Ltd., as Term Lender

By:	/s/ Timothy Barns
	Name:	Timothy Barns
	Title:	Executive Vice President

Sankaty Advisors, LLC as Collateral
Manager for Castle Hill I-
INGOTS, Ltd., as Term Lender

By:	/s/ Timothy Barns
	Name:	Timothy Barns
	Title:	Executive Vice President

Chatham Light II CLO, Limited, by
Sankaty Advisors LLC, as Collateral
Manager

By:	/s/ Timothy Barns
	Name:	Timothy Barns
	Title:	Executive Vice President

HARBOUR TOWN FUNDING LLC

By:	/s/ Christina L. Ramseur
	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

Katonah III, Ltd. by Sankaty
Advisors LLC as Sub-Advisors

By:	/s/ Timothy Barns
	Name:	Timothy Barns
	Title:	Executive Vice President

Katonah IV, Ltd. by Sankaty
Advisors, LLC as Sub-Advisors

By:	/s/ Timothy Barns
	Name:	Timothy Barns
	Title:	Executive Vice President

Sankaty Advisors, LLC as Collateral Manager for Loan Funding XI LLC, As Term Lender

By:	/s/ Timothy Barns
	Name:	Timothy Barns
	Title:	Executive Vice President

LONG LANE MASTER TRUST IV

By:	/s/ Christina L. Ramseur
	Name:	Christina L. Ramseur
	Title:	Authorized Agent

[LENDER] NASH POINT

By:	/s/ Timothy Barns
	Name:	Timothy Barns
	Title:	Executive Vice President

Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender

By:	/s/ Timothy Barns
	Name:	Timothy Barns
	Title:	Executive Vice President

Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender

By:	/s/ Timothy Barns
	Name:	Timothy Barns
	Title:	Executive Vice President

Sankaty Advisors, LLC as Collateral
Manager for Race Point III, CLO
Ltd. as Term Lender

By:	/s/ [ILLEGIBLE]
	Name:	Timothy [ILLEGIBLE]
	Title:	Executive [ILLEGIBLE]

SCOTIABANK (IRELAND) LIMITED

By:	/s/ Wendy Cheung
	Name:	WENDY CHEUNG
	Title:	MANAGER, AUTHORIZED SIGNATORY
Date: 08/11/06

SPF CDO I, LLC

By:	/s/ Richard Petrilli
	Name:	Richard Petrilli
	Title:	Authorized Signatory

[LENDER]

Sowood Alpha Fund LP
By: Sowood Associates LP
Its General Partner
By: Sowood Associates LLC
Its General Partner

By:	/s/ Megan Kelleher
	Name:	Megan Kelleher
	Title:	Member

[LENDER]

Sowood Alpha Fund Ltd.

By:	/s/ Megan Kelleher
	Name:	Megan Kelleher
	Title:	Director

THE LOOMIS SAYLES SENIOR LOAN FUND, LLC
By	Loomis Sayles and Company, L.P.
its manager
By:	Loomis Sayles and Company, Inc.
its general partner

By:	/s/ Kevin J. Perry
	Name:	Kevin J. Perry
	Title:	Vice President

Celebrity CLO Limited
By:	TCW Advisors, Inc.,
as Agent

By:	/s/ Stephen Suo
	Name:	STEPHEN SUO
	Title:	VICE PRESIDENT

By:	/s/ Scott Whalen
	Name:	SCOTT WHALEN
	Title:	VICE PRESIDENT

FIRST 2004-I CLO, LTD.
By:	TCW Advisors, Inc.,
its Collateral Manager

By:	/s/ Stephen Suo
	Name:	STEPHEN SUO
	Title:	VICE PRESIDENT

By:	/s/ Scott Whalen
	Name:	SCOTT WHALEN
	Title:	VICE PRESIDENT

FIRST 2004-II CLO, LTD.
By:	TCW Advisors, Inc.,
its Collateral Manager

By:	/s/ Stephen Suo
	Name:	STEPHEN SUO
	Title:	VICE PRESIDENT

By:	/s/ Scott Whalen
	Name:	SCOTT WHALEN
	Title:	VICE PRESIDENT

LOAN FUNDING I LLC,
a wholly owned subsidiary of Citibank, N.A.
By:	TCW Advisors, Inc.,
as Portfolio Manager of Loan Funding I LLC

By:	/s/ Stephen Suo
	Name:	STEPHEN SUO
	Title:	VICE PRESIDENT

By:	/s/ Scott Whalen
	Name:	SCOTT WHALEN
	Title:	VICE PRESIDENT

TCW SELECT LOAN FUND, LIMITED
By: TCW Advisors, Inc. as its Collateral Manager

By:	/s/ Stephen Suo
	Name:	STEPHEN SUO
	Title:	VICE PRESIDENT

By:	/s/ Scott Whalen
	Name:	SCOTT WHALEN
	Title:	VICE PRESIDENT

TCW Senior Secured Loan Fund
By: TCW Advisors, Inc. as its Investment Advisor

By:	/s/ Stephen Suo
	Name:	STEPHEN SUO
	Title:	VICE PRESIDENT

By:	/s/ Scott Whalen
	Name:	SCOTT WHALEN
	Title:	VICE PRESIDENT

VELOCITY CLO, LTD.
By: TCW Advisors, Inc. as its Collateral Manager

By:	/s/ Stephen Suo
	Name:	STEPHEN SUO
	Title:	VICE PRESIDENT

By:	/s/ Scott Whalen
	Name:	SCOTT WHALEN
	Title:	VICE PRESIDENT

Faber SPIRET Loan Trust
By: Wilmington Trust Company not in its individual capacity but solely as trustee

By:	/s/ Rachel L. Simpson
	Name:	Rachel L. Simpson
	Title:	Sr. Financial Services Officer

VITESSE CLO LTD.
By: TCW Advisors as its
Portfolio Manager

By:	/s/ Stephen Suo
Stephen Suo
Vice President

By:	/s/ Scott Whalen
SCOTT WHALEN
VICE PRESIDENT

Spiret IV Loan Trust 2003-B
By:	Wilmington Trust Company
not in its individual capacity but solely as trustee

By:	/s/ Rachel L. Simpson
	Name:	Rachel L. Simpson
	Title:	Sr. Financial Services Officer

UBS AG, Stamford Branch

By:	/s/ Douglas Gervolino
	Name:	Douglas Gervolino
	Title:	Associate Director Banking Products Services, US

By:	/s/ Louis Fistecchia
	Name:	Louis Fistecchia
	Title:	Director Banking Products Services, US

Atlas Loan Funding (Navigator), LLC
By:	Atlas Capital Funding, Ltd.
By:	Structured Asset Investors, LLC
Its Investment Manager

By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Associate

Atlas Loan Funding 2, LLC
By:	Atlas Capital Funding, Ltd.
By:	Structured Asset Investors, LLC
Its Investment Management

By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Associate

WB Loan Funding 2, LLC

By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Associate

WB Loan Funding 4, LLC

By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Associate

WB Loan Funding 5, LLC

By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Associate

ARCHIMEDES FUNDING IV (CAYMAN), LTD.
By:	West Gate Horizons Advisors LLC, as Collateral Manager

By:	/s/ Steve Gorski
	Name:	Steve Gorski
	Title:	Senior Credit Analyst

ENDURANCE CLO I, LTD.
c/o:	West Gate Horizons Advisors LLC, as Collateral Manager

By:	/s/ Steve Gorski
	Name:	Steve Gorski
	Title:	Senior Credit Analyst

WG HORIZONS CLO I
By:	West Gate Horizons Advisors LLC, As Manager

By:	/s/ Steve Gorski
	Name:	Steve Gorski
	Title:	Senior Credit Analyst

UAL LEVERED INVESTORS TRUST
By:	Wilmington Trust Company, not in its individual capacity, but solely as owner trustee under the Trust Agreement dated February 7, 2006

By:	/s/ Joseph B. Fell
	Name:	Joseph B. Fell
	Title:	Assistant Vice President

Exhibit A

to Consent and

First Amendment

FORM OF AMENDMENT TO AIRCRAFT MORTGAGE

FIRST AMENDMENT TO AIRCRAFT, SPARE ENGINES

AND SPARE PARTS

MORTGAGE AND SECURITY AGREEMENT

FIRST AMENDMENT, dated as of August     , 2006, TO AIRCRAFT, SPARE ENGINES AND SPARE PARTS MORTGAGE AND SECURITY AGREEMENT dated as of February 1, 2006 (this “Mortgage Amendment”) made by UNITED AIR LINES, INC., a Delaware corporation (the “Grantor”), in favor of JPMORGAN CHASE BANK, N.A. and CITICORP USA, INC., acting as co-collateral agents (together, the “Collateral Agent”).

W I T N E S S E T H

WHEREAS, the Grantor and the Collateral Agent entered into that certain Aircraft, Spare Engines and Spare Parts Mortgage and Security Agreement, dated as of February 1, 2006 (as heretofore amended, restated, extended, supplemented or otherwise modified in writing from time to time, herein called the “Mortgage”; capitalized terms used herein but not defined shall have the meaning ascribed to them in the Mortgage) in order to secure the Obligations of the Grantor under that certain Revolving Credit, Term Loan and Guaranty Agreement, dated as of February 1, 2006 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, herein called the “Credit Agreement”), among the Grantor, UAL Corporation, a Delaware corporation and the parent company of the Grantor (the “Parent”) and the direct and indirect domestic subsidiaries of the Parent (other than the Immaterial Subsidiaries) signatory thereto (the “Subsidiaries” and together with the Parent, each a “Guarantor” and collectively the “Guarantors”), JPMorgan Chase Bank, N.A., a national banking corporation (“JPMCB”), Citicorp USA, Inc., a Delaware corporation (“CITI”), each of the other financial institutions from time to time party thereto (together with JPMCB and CITI, the “Lenders”), JPMCB and CITI, as co-administrative agents (together, the “Agents”) for the Lenders and JPMCB as paying agent (in such capacity, the “Paying Agent”) for the Lenders;

WHEREAS, the Mortgage was recorded by the Federal Aviation Administration Registry along with the Aircraft, Spare Engines and Spare Parts Mortgage and Security Agreement Supplement No. 1 (“Mortgage Supplement No. 1”) as one instrument on March 1, 2006 as Conveyance No. HK028965;

WHEREAS, the Mortgage was previously supplemented by the Aircraft, Spare Engines and Spare Parts Mortgage and Security Agreement Supplement No. 2, dated              , 2006, executed by Grantor, recorded by the Federal Aviation Administration Registry on               , 2006 and assigned Conveyance No.                 ;  [Insert relevant Cape Town filing

information.]

WHEREAS, the Mortgage was previously supplemented by the Aircraft, Spare Engines and Spare Parts Mortgage and Security Agreement Supplement No. 3, dated             , 2006, executed by Grantor, recorded by the Federal Aviation Administration Registry on              , 2006, as Conveyance No.                 ; [Insert relevant Cape Town filing information.]

WHEREAS, a listing of the Airframes, Engines, Spare Engines and Spare Parts Locations currently subject to the Mortgage is attached as Exhibit 1 to this Mortgage Amendment;

WHEREAS, the parties to the Credit Agreement have entered into that certain Consent and First Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of August      , 2006 (the “Consent and Amendment”), which Consent and Amendment will, among other things, replace Schedule 1.01(c) to the Credit Agreement; and

WHEREAS, in connection with the execution of the Consent and Amendment, the Grantor and the Collateral Agent have agreed that the Mortgage shall be amended as set forth herein subject to and upon the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.             Amendment to Section 2.01(b).  Section 2.01(b) of the Mortgage is hereby amended by deleting the words “120 days” appearing at the beginning of Section 2.01(b)(viii) thereof and inserting in lieu thereof the words “nine (9) months”.

2.             Conditions to Amendment Effectiveness.  The amendments set forth in this Mortgage Amendment shall not become effective until the date and time at which this Mortgage Amendment is filed for recordation with the Federal Aviation Administration Aircraft Registry.

3.             Costs and Expenses.  The Grantor agrees that its obligations set forth in Section 10.04 of the Credit Agreement shall extend to the preparation, execution and delivery of this Mortgage Amendment, including the reasonable fees and disbursements of special counsel to the Agents (as defined in the Credit Agreement).

4.             Representations and Warranties.  The Grantor represents and warrants to the Collateral Agent, to induce the Collateral Agent to enter into this Mortgage Amendment, that each of the representations, warranties and covenants made by the Grantor in the Mortgage are true and correct in all material respects as of the date hereof except where such representation or warranty relates to a specific date, in which case such representation or warranty was true and correct in all material respects as of such date.

5.             References.  This Mortgage Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Mortgage or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Collateral Agent may now have or have in the future under or in connection with the Mortgage or any of the instruments or agreements referred to therein.  Whenever the Mortgage is referred to in the Mortgage, the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Mortgage as modified by this Mortgage Amendment.

6.             Counterparts.  This Mortgage Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  A fax copy or .pdf copy of a counterpart signature page shall serve as the functional equivalent of a manually executed copy for all purposes.

7.             Applicable Law.  This Mortgage Amendment shall be governed by, and construed in accordance with, the laws of the State of New York to the full extent provided in Section 6.05 of the Mortgage.

8.             Construction.  This Mortgage Amendment shall be construed as supplemental to the Mortgage and shall form a part thereof, and the Mortgage is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the Grantor and the Collateral Agent have caused this Amendment to Aircraft, Spare Engines and Spare Parts Mortgage and Security Agreement to be duly executed by their respective officers thereunto duly authorized.

[Signatures intentionally omitted in Exhibit A to Consent and Amendment]

Exhibit 1 to

Mortgage Amendment

DESCRIPTION OF AIRFRAMES, ENGINES,

SPARE ENGINES AND SPARE PARTS LOCATIONS

[Exhibit intentionally omitted in Exhibit A to Consent and Amendment]

Exhibit B

to Consent and

First Amendment

FORM OF AMENDMENT

TO SGR SECURITY AGREEMENT

FIRST AMENDMENT
TO SLOT, GATE AND ROUTE
SECURITY AND PLEDGE AGREEMENT

FIRST AMENDMENT, dated as of August 4, 2006 (the “Amendment”), to the SLOT, GATE AND ROUTE SECURITY AND PLEDGE AGREEMENT (as heretofore amended and as the same may be further amended, modified or supplemented, the “SGR Security Agreement”), dated as of February 1, 2006, made by UNITED AIR LINES, INC. (“United”), a Delaware corporation (the “Grantor”), to JPMORGAN CHASE BANK, N.A. and CITICORP USA, INC., acting as co-collateral agents (together, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Grantor entered into a Revolving Credit, Term Loan and Guaranty Agreement, dated as of  February 1, 2006 (as hereto amended and as the same may be further amended, modified or supplemented, the “Credit Agreement”) among the Borrower, the Guarantors party thereto, the Collateral Agent and the Lenders from time to time party thereto; and

WHEREAS, unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined therein; and

WHEREAS, the Borrower has requested that an amendment to the Credit Agreement be effected pursuant to a Consent and First Amendment (the “Consent and Amendment”) to the Credit Agreement, and the Grantor has requested that an amendment be made to the SGR Security Agreement pursuant to this Amendment;

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.             Schedule 4(h) to the SGR Security Agreement is hereby replaced in its entirety with Schedule I attached hereto.

2.             Section 6(f) of the SGR Security Agreement is hereby amended by deleting the words “Section 6.06” in the eighth line thereof and inserting in lieu thereof the words “Section 6.11”.

3.             This Amendment shall not become effective until the later of (a) the date on which this Amendment shall have been executed by the Grantor and each Collateral Agent and each Collateral Agent shall have received evidence satisfactory to it of such execution and (b) the date on which each Collateral Agent shall have received evidence reasonably satisfactory to it that the Effective Date (as defined in the Consent and Amendment) shall have occurred.

4.             Except to the extent hereby amended, the SGR Security Agreement remains in full force and effect and is hereby ratified and affirmed.

5.             The Borrower agrees that its obligations set forth in Section 10.04 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of special counsel to the Agents under the Credit Agreement.

6.             This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the SGR Security Agreement, (b) to prejudice any right or rights which the Collateral Agent or the Lenders may now have or have in the future under or in connection with the SGR Security Agreement, the Credit Agreement or any of the instruments or agreements referred to therein.  Whenever the SGR Security Agreement is referred to in the SGR Security Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the SGR Security Agreement as modified by this Amendment.

7.             This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. A fax copy or .pdf copy of a counterpart signature page shall serve as the functional equivalent of a manually executed copy for all purposes.

8.             This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first written.

[Signature pages intentionally omitted in Exhibit B to Consent and Amendment]

SCHEDULE I TO

AMENDMENT

Schedule 4(h)

Primary Routes

[Schedule intentionally omitted in Exhibit B to Consent and Amendment]

Exhibit C

to Consent and

First Amendment

SCHEDULE 1.01(C) TO CREDIT AGREEMENT

PRIMARY ROUTES

1.             All of United’s right and authority as of February 1, 2006 to (y) operate scheduled foreign air transportation of persons, property and mail under the terms of the certificate of public convenience and necessity for Route 603 issued to United by the United States Department of Transportation pursuant to 49 USC Section 41102 (i) between the United States and any point in the United Kingdom (excluding between New York, New York and London, England), and (ii) beyond the United Kingdom on a fifth-freedom basis; and (z) be designated to (i) serve London’s Heathrow Airport (“LHR”) pursuant to Annex 1, Section 7 of the Air Services Agreement of 1977 between the United States and the United Kingdom (the “U.K. ASA”), and (ii) serve U.S. Route 2 (Round the World Combination Air Service) described in Annex 1, Section 1 of the U.K. ASA.

2.             All of United’s right and authority as of February 1, 2006 to (y) operate scheduled foreign air transportation of persons, property and mail under the terms of the certificate of public convenience and necessity for Route 130 issued to United by the United States Department of Transportation pursuant to 49 USC Section 41102 (i) between the United States and any point in Japan, and (ii) beyond Japan on a fifth-freedom basis; and (z) be designated as a “U.S. incumbent combination carrier” under Part I, Section A of the Memorandum of Understanding concluded in 1998 between Japan and the United States amending the Air Services Agreement of 1952 between Japan and the United States.

3.             All of United’s right and authority as of February 1, 2006 to (x) operate scheduled foreign air transportation of persons, property and mail under the terms of the certificate of public convenience and necessity for Route 246 issued to United by the United States Department of Transportation pursuant to 49 USC Section 41102 (i) between points in the United States and certain named points in the People’s Republic of China (Beijing, Shanghai and Guangzhou); (y) be designated as a U.S. carrier under Article 3, section 1, of the Air Services Agreement between the United States and the People’s Republic of China of 1980, as amended, (“PRC ASA”) for service on United States Route A of Annex I of the PRC ASA; and (z) the frequencies allocated to United by the United States Department of Transportation in its Orders 04-7-23 (July 23, 2004), 01-1-6 (January 10, 2001); 99-8-9 (August 16, 1999); and Notice of Action Taken, Docket OST-96-1915 (November 13, 1998) pursuant to Annex V of the PRC ASA for services between the United States and the People’s Republic of China.

4.             All of United’s right and authority as of February 1, 2006 to (x) operate scheduled foreign air transportation services of persons, property and mail under the terms of the certificate of public convenience and necessity for Route 130 issued to United by the United States Department of Transportation pursuant to 49 USC Section 41102 between the United States and

Hong Kong and (y) the combination service frequencies allocated to United by the United States Department of Transportation under the 1997 Air Services Agreement between the United States and the Hong Kong Special Administrative Region of the People’s Republic of China, as amended (“Hong Kong ASA”), Annex, Appendix 1, United States Route 1:  Combination Air Services, and United States Department of Transportation Order 85-11-67 (December 1, 1985) to operate services, on a fifth-freedom basis, between Hong Kong and Singapore.